SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


              Date of Report
              (Date of earliest
              event reported):                 October 15, 2003


                              Harley-Davidson, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-9183                      39-1382325
--------------                  ----------------            -------------------
(State or other                 (Commission File              (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)



               3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 342-4680
                         -------------------------------
                         (Registrant's telephone number)

Item 7.           Financial Statements and Exhibits.
------            ---------------------------------

                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c) Exhibits. The following exhibit is being furnished herewith:

                      (99) Press Release of Harley-Davidson, Inc., dated
                           October 15, 2003.

Item 12.          Results of Operations and Financial Condition.
-------           ---------------------------------------------

                  On October 15, 2003, Harley-Davidson, Inc. (the "Company") issued a press release (the "Press Release") announcing the Company's financial results for the financial period ended September 28, 2003. A copy of the Press Release is being furnished as Exhibit 99 to this Current Report.




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


                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HARLEY-DAVIDSON, INC.



Date:  October 20, 2003                   By:  /s/ Gail A. Lione
                                              ----------------------------------
                                              Gail A. Lione
                                              Vice President, General Counsel
                                                and Secretary






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


                              HARLEY-DAVIDSON, INC.

                   Exhibit Index to Current Report on Form 8-K
                             Dated October 15, 2003


Exhibit
Number

(99)          Press Release of Harley-Davidson, Inc., dated October 15, 2003.






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